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                                                                  Exhibit 10.36


                    GEORGIA LEASE SUPPLEMENT AND SHORT FORM

         THIS GEORGIA LEASE SUPPLEMENT (this "Lease Supplement") dated as of August 29, 2001 between ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership doing business in Georgia as Atlantic Financial Group, Ltd. (L.P.) (Texas), with an address at 2808 Fairmount, Suite 250, Dallas, Texas 75201, as the lessor (the "Lessor"), and CHOICEPOINT INC., a Georgia corporation, with an address of 1000 Alderman Drive, Alpharetta, Georgia 30005, as lessee (the "Lessee").

         WHEREAS Lessor is the owner of the Land described on Appendix B hereto and wishes to lease the Land together with any Buildings and other improvements thereon or which hereafter may be constructed thereon pursuant to the Lease, together with any easements, rights and appurtenances thereto now owned or hereafter acquired, to Lessee;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions; Interpretation. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to this Lease Supplement and the rules of interpretation and Documentary Conventions set forth in Appendix A shall apply to this Lease Supplement.

         SECTION 2. The Properties. Attached hereto as Appendix B is the description of certain land (the "Land"). Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, such Land together with any Buildings and other improvements on such Land or which hereafter may be constructed on such Land pursuant to the Lease (collectively, the "Subject Property") shall be subject to the terms and provisions of the Lease and Lessor hereby demises, leases, grants, conveys, transfers and assigns the Subject Property to Lessee to the extent of those interests, rights, titles, estates, powers and privileges provided for in the Lease, the provisions of which are incorporated herein by this reference. The Subject Property does not include any inventory of Lessee held by Lessee for resale or rental.

         SECTION 3. Amendments to Lease with Respect to Subject Property. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the following terms and provisions shall apply to the Lease with respect to the Subject Property:


TO THE EXTENT THIS LEASE SUPPLEMENT AND THE LEASE ARE A DEED TO SECURE DEBT AND SECURITY AGREEMENT, THIS INSTRUMENT IS A "CONSTRUCTION MORTGAGE" AS THAT TERM IS DEFINED IN O.C.G.A. ss. 11-9-313(1)(c).


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                  3.1      ARTICLE IV of the Lease is hereby amended to include
         the following to the extent the Lease and the Lease Supplement are a deed to secure debt and security agreement creating for Lessor and any successor thereto title and a security interest and security title in the Subject Property: LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT LESSEE MAY HAVE UNDER THE CONSTITUTION OF THE STATE OF GEORGIA OR THE CONSTITUTION OF THE UNITED STATES OF AMERICA TO NOTICE EXCEPT AS MAY
         BE EXPRESSLY PROVIDED FOR IN THE OPERATIVE DOCUMENTS OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED TO
         LESSOR BY THIS LEASE AND LEASE SUPPLEMENT, AND WAIVES LESSEE'S RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE UNDER POWER DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS LEASE AND LEASE SUPPLEMENT ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT PRIOR NOTICE EXCEPT AS MAY BE EXPRESSLY PROVIDED FOR IN THE OPERATIVE DOCUMENTS OR JUDICIAL HEARING OR BOTH. LESSEE FURTHER HEREBY EXPRESSLY WAIVES ALL HOMESTEAD EXEMPTION RIGHTS, IF
         ANY, WHICH LESSEE OR LESSEE'S FAMILY MAY HAVE PURSUANT TO THE CONSTITUTION OF THE UNITED STATES, THE STATE OF GEORGIA OR ANY OTHER STATE OF THE UNITED STATES, IN AND TO THE PREMISES AS AGAINST THE COLLECTION OF THE INDEBTEDNESS, OR ANY PART THEREOF. ALL WAIVERS BY LESSEE IN THIS PARAGRAPH HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY BY LESSEE, AFTER LESSEE HAS BEEN AFFORDED AN OPPORTUNITY TO BE INFORMED BY COUNSEL OF LESSEE'S CHOICE AS TO POSSIBLE ALTERNATIVE RIGHTS. LESSEE'S EXECUTION OF THIS LEASE AND LEASE SUPPLEMENT SHALL BE CONCLUSIVE EVIDENCE OF THE WAIVER AND THAT SUCH WAIVER HAS BEEN VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY MADE.

                  3.2 ARTICLE XI of the Lease is hereby deleted in its entirety and inserted in lieu thereof is the following:

                  Lessor and Lessee intend that the Lease and this Lease Supplement be treated, for accounting purposes, as an operating lease creating a leasehold estate, and not merely a usufruct. For all other purposes, Lessee and Lessor intend that the transaction represented by this Lease be treated as a financing transaction; for such purposes, it is the intention of the parties hereto (i) that THIS CONVEYANCE IS INTENDED to operate and be construed as a deed passing legal title to the Subject Property and all rents, issues, profits and proceeds (including, without limitation, Awards and Loss Proceeds) of the Subject Property to Lessor pursuant to the laws of the State of Georgia governing deeds to secure debt, and is also a security agreement granting a present and continuing security interest and security title in the portion of the Subject Property and all rents, issues, profits and proceeds (including, without limitation, Awards and Loss Proceeds) of the Subject Property constituting personal property or fixtures, and it is not a


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                  mortgage, (ii) that Lessee hereby grants, bargains, sells, conveys, assigns, transfers and sets over unto Lessor and its successors and assigns the Subject Property TO HAVE AND TO HOLD the Subject Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Lessor and the successors and assigns of Lessor, forever, IN FEE SIMPLE, (iii) that Lessor shall have, as a result of such determination, all of the rights, powers and remedies of the holder of a deed to secure debt available under Applicable Law to take possession of and sell (whether by foreclosure or otherwise) the Subject Property, (iv) that the effective date of such deed to secure debt shall be the effective date of this Lease, (v) that the recording of this Lease or a Lease Supplement shall be deemed to be the recording of such deed to secure debt, and (vi) that such deed to secure debt shall secure payment and performance of: (a) the Lease and the other Operative Documents, together with any and all renewals and/or extensions thereof, bearing interest and default interest and payable as therein provided in installments, the final installment of which is due and payable on August 29, 2017 including discretionary extensions, if not sooner paid or accelerated (collectively, the "Liabilities"); provided, however, that notwithstanding anything herein to the contrary, the maximum principal amount of the Liabilities secured hereby at any one time shall not exceed Fifty-Two Million Two Hundred Thousand and No/100 Dollars ($52,200,000.00), plus all costs of enforcement and collection of the Lease and the other Operative Documents as provided for pursuant to such documents; (b) any and all additional advances made by Lessor to protect or preserve the Subject Property or the lien hereof on the Subject Property, or for taxes, assessments or insurance premiums as hereinafter provided (whether or not the original Lessee remains the owner of the Subject Property at the time of such advances); and (c) any and all other indebtedness, however incurred, which may now or hereafter be due and owing from Lessee to Lessor, now existing or hereafter coming into existence, however, and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations and extensions thereof.

                  3.3 "Reasonable fees of attorneys" and similar terms as used in the Lease shall mean reasonable fees of attorneys actually incurred without regard for any statutory presumption."

                  3.4 Section 13.1 of the Lease is hereby amended by adding the following as a new clause (h):

                  (c) To the extent the Lease and the Lease Supplement are a deed to secure debt and security agreement creating for Lessor and any successor thereto title and a security interest and security title in the Subject Property, Lessor may, at its


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                  option and election and without notice to Lessee, do any one or more of the following:

                                    (i)      Acceleration of Liabilities.
                           Lessor may immediately declare all or any portion of the Liabilities to be immediately due and payable, whereupon the same shall be and shall become due and payable forthwith without presentment, demand, protest or notice of any kind, all of which are expressly waived by Lessee.

                                    (ii)     Entry and Possession. Lessor may
                           enter upon the Subject Property or any part thereof and take possession thereof, excluding therefrom Lessee and all Lessors, employees and representatives of Lessee; employ a manager of the Subject Property or any part thereof; hold, store, use, operate, manage, control, maintain and lease the Subject Property or any part thereof; conduct business thereon; make all necessary and appropriate repairs, renewals and replacements; insure or keep the Subject Property insured; and carry out or enter into agreements of any kind with respect to the Subject Property.

                                    (iii)    Collection of Rent. Lessor may
                           collect and receive all Rent, and apply the same to the Liabilities, after deducting therefrom all costs, charges and expenses of taking, holding, managing and operating the Subject Property, including the reasonable fees and expenses of Lessor's attorneys and Lessors actually incurred without regard for any statutory presumption.

                                    (iv)     Payments. Lessor may pay any sum
                           or sums deemed necessary or appropriate by Lessor to protect the Subject Property or any part thereof or Lessor's interest therein.

                                    (v)      Other Remedies. Lessor may
                           exercise all rights and remedies contained in any other instrument, document, agreement or other writing now or hereafter evidencing or securing the Liabilities or any part thereof, or heretofore, concurrently herewith or in the future executed by Lessee in favor of Lessor in connection with any transaction resulting in the Liabilities or any part thereof.

                                    (vi)     Appointment of Receiver. Lessor
                           may make application to any court and be entitled to the appointment of a receiver to take charge of the Subject Property or any part thereof without alleging or proving, or having any consideration given to, the insolvency of Lessee, the value of the Subject Property as security for the Liabilities or any other matter usually incident to the appointment of a receiver.

                                    (vii)    UCC Remedies. With respect to the
                           personal property and fixtures in which a security interest is herein granted, at Lessor's option, Lessor may exercise any or all of the rights accruing to a secured party


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                           under this instrument, the Uniform Commercial Code
                           (O.C.G.A. ss.ss. 11-9-101 et seq.) and any other applicable law. Lessee shall, if Lessor requests, assemble all such personal property and make it available to Lessor at a place or places, to be designated by Lessor, which shall be reasonably convenient to Lessee and Lessor. Any notice required to be given by Lessor of a public or private sale, lease or other disposition of the personal property or any other intended action by Lessor shall be addressed to the Lessee at the address set forth in
                           Schedule 8.2, attached hereto and by this reference made a part hereof, or such other address as the Lessee shall specify to the Lessor and shall be deemed to have been given (i) the Business Day after being sent, if sent by overnight courier service;
                           (ii) the Business Day received, if sent by messenger; (iii) the day sent, if sent by facsimile and confirmed electronically or otherwise during business hours of a Business Day (or on the next Business Day if otherwise sent by facsimile and confirmed electronically or otherwise); or (iv) three Business Days after being sent, if sent by registered or certified mail, postage prepaid. Such notice shall be provided to Lessee, at least five
                           (5) business days prior to such proposed action, and if so given shall constitute reasonable and fair notice to Lessee of any such action.

                                    (viii)   Power of Sale. Lessor may sell the
                           Subject Property, or any part or parcel thereof or any interest of Lessee therein separately, at Lessor's discretion, with or without taking possession thereof, at a public sale or public sales before the courthouse door of the county in which the Subject Property or any part thereof is located, to the highest bidder for cash, after first giving notice of the time, place and terms of such sale or sales by advertisement published once a week for four consecutive weeks immediately preceding the date of sale (without any regard for the number of days between the date the first such notice is published and the date on which any such sale commences) in the newspaper in which advertisements of sheriff's sales are published in such county. Such advertisement so published shall be notice to Lessee, and Lessee hereby expressly waives all other notices. Lessor may bid and purchase at any such sale, and Lessor, as Lessor and attorney-in-fact for Lessee and in Lessee's name, may execute and deliver to the purchaser or purchasers at any such sale a sufficient conveyance of the Subject Property, or the part or parcel thereof or the interest therein which is sold. Lessor's conveyance may contain recitals as to the occurrence of any event of default under this Security Deed, and such recitals shall be presumptive evidence that all preliminary acts prerequisite to any such sale and conveyance were in all respects duly complied with. The recitals made by Lessor shall be binding and conclusive upon Lessee, and the sale and conveyance made by Lessor shall divest Lessee of all right, title, interest and equity that Lessee may have or have had in, to and under the Subject Property, or the part or parcel thereof or the interest therein which is sold, and shall vest the same in the purchaser or purchasers at such sale or sales. Such conveyance shall be effectual to bar all equity of redemption,


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                           including all statutory, redemption, homestead,
                           dower, courtesy, and all other exemptions of the Lessee or its successors or assigns. Lessor may hold one or more sales hereunder until the Liabilities have been satisfied in full. Lessee hereby constitutes and appoints Lessor as Lessee's agent and attorney-in-fact to make such sale or sales, to execute and deliver such conveyance or conveyances, and to make such recitals, and Lessee hereby ratifies and confirms all of the acts and doings of Lessor as Lessee's agent and attorney-in-fact hereunder. Lessor's agency and power as attorney-in-fact hereunder are coupled with an interest, cannot be revoked by bankruptcy, insolvency, incompetency, death, dissolution or otherwise, and shall not be exhausted until the Liabilities have been satisfied in full. The proceeds of each sale by Lessor hereunder shall be applied first to the costs and expenses of the sale and of all proceedings in connection therewith (including without limitation the reasonable fees and expenses of Lessor's attorneys actually incurred in connection therewith without regard for any statutory presumption), then to the payment of the balance of the Liabilities, and the remainder, if any, shall be paid to Lessee or to the parties entitled thereto by law. If the proceeds of any sale are not sufficient to pay the Liabilities in full, Lessor shall determine, at Lessor's option and in Lessor's discretion, the portions of the Liabilities to which the proceeds (after deducting therefrom the costs and expenses of the sale and all proceedings in connection therewith) shall be applied and in what order the proceeds shall be so applied. Lessee covenants and agrees that, in the event of any sale pursuant to the agency and power herein granted, Lessee shall be and become a tenant holding over and shall deliver possession of the Subject Property, or the part thereof or interest therein sold, to the purchaser or purchasers at the sale or be summarily dispossessed in accordance with the provisions of law applicable to tenants holding over.

                  3.5. Lessee represents and warrants Lessor that neither all of the Subject Property nor any part thereof is to be used as a dwelling place by Lessee at the time this Lease Supplement is entered into and, accordingly, the notice requirements of O.C.G.A. ss. 44-14-162.2 shall not be applicable to any exercise of the power of sale contained in this Lease Supplement.

                  3.6. The interest of Lessor under this Lease Supplement and the liability and obligation of Lessee for the payment of the Liabilities arise from a "commercial transaction" within the meaning of O.C.G.A. ss. 44-14-260(1). Accordingly, pursuant to O.C.G.A. ss. 44-14-263, Lessee waives any and all rights which Lessee may have to notice prior to seizure by Lessor of any interest in personal property of Lessee which constitutes part of the Subject Property, whether such seizure is by writ of possession or otherwise.

                  3.7. To the extent the Lease and the Lease Supplement are a deed to secure debt and security agreement creating for Lessor and any successor thereto title and a security interest and security title in the Subject Property, Lessee warrants that Lessee has good and marketable fee simple title to the Subject Property, that Lessee is lawfully


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         seized and possessed of the Subject Property, that Lessee has the right to convey the Subject Property, that the Subject Property is unencumbered except for those matters permitted by the Master Agreement and the Lease, and that Lessee shall forever warrant and defend the title to the Subject Property, against the claims of all persons whomsoever.

                  3.8 To the extent the Lease and this Lease Supplement are a deed to secure debt and security agreement, then should the indebtedness secured by such deed to secure debt be paid according to the tenor and effect thereof when the same shall become due and payable, and should Lessee perform all covenants contained in such deed to secure debt in a timely manner, then the deed to secure debt shall be cancelled and surrendered.

         SECTION 4. Ratification; Incorporation. Except as specifically modified hereby, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. The terms of the Lease (as amended by this Lease Supplement) are by this reference incorporated herein and made a part hereof.

         SECTION 5. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.


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         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease
Supplement to be duly executed and sealed by an officer thereunto duly authorized as of the date and year first above written.


Signed, sealed and delivered                 ATLANTIC FINANCIAL GROUP, LTD.,
in the presence of:                          at the Lessor


/s/ Pattie Keath                             By: Atlantic Financial Managers,
-----------------------------                    Inc., its General Partner
Unofficial Witness

                                                 By: /s/ Stephen S. Brookshire
                                                 Name: Stephen S. Brookshire
                                                 Title: President
/s/ Lisa M. Williams
-----------------------------
Notary Public


[NOTARIAL SEAL]

My Commission Expires:                                [CORPORATE SEAL]


December 17, 2005


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Signed, sealed and delivered                 CHOICEPOINT INC., as the Lessee
in the presence of:

/s/ Mary M. Young                            By:  /s/ David E. Trine
------------------------------               Name:  David E. Trine
Unofficial Witness                           Title:  Treasurer


/s/ Laura K. Peterson                                  [CORPORATE SEAL]
------------------------------
Notary Public


[NOTARIAL SEAL]


My Commission Expires:


June 24, 2004


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Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as of the date hereof.


                                             SUNTRUST BANK, as the Agent


                                             By:  /s/ Daniel S. Komitor
                                             Name: Daniel S. Komitor
                                             Title:  Director

                                   APPENDIX B

                               LEGAL DESCRIPTION

TRACT I

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 1041, 1046 and 1109 of the 2nd District, 1st Section, City of Alpharetta, State of Georgia and being more particularly described as follows:

Commencing at the intersection of the westerly right-of-way of Windward Concourse (110' R/W) and the northerly right-of-way of Alderman Drive (variable R/W); thence along the northerly right-of-way of Alderman Drive in a westerly and southwesterly direction 1981.46 feet to an iron pin set and the True Point of Beginning; thence following said right-of-way along a curve to the left an arc distance of 43.29 feet to a point, said arc having a radius of 524.50 feet and a chord which bears S22(degree)51'52"W a distance of 43.28 feet; thence continuing along said right-of-way S20(degree)30'00"W a distance of 58.11 feet to a point; thence along said right-of-way along a curve to the left an arc distance of 254.84 feet to a point, said arc having a radius of 524.50 feet and a chord which bears S06(degree)34'51"W a distance of 252.34 feet; thence along said right-of-way S07(degree)20'19"E a distance of 156.08 feet to a point; thence along a curve to the left an arc distance of 54.71 feet to a point, said arc having a radius of 524.50 feet and a chord which bears S10(degree)17'49"E a distance of 54.69 feet to an iron pin found; thence following said right-of-way along a curve to the left an arc distance of 274.01 feet to an iron pin set, said arc having a radius of 524.50 feet and a chord which bears S28(degree)16'25"E a distance of 270.91 feet; thence leaving said right-of-way S46(degree)29'46"W a distance of 47.48'; thence N63(degree)41'12"W a distance of 126.60 feet to an PK nail set; thence S28(degree)06'03"W a distance of
183.24 feet to an PK nail set; thence N70(degree)40'47" W a distance of 45.69 feet to an PK nail set; thence S19(degree)17'18"W a distance of 308.88 feet to an iron pin set; thence S70(degree)19'23"E a distance of 149.73 feet to an iron pin set; thence S 36(degree)39'41"W a distance of 96.61 feet to an iron pin set; thence S68(degree)23'28"W a distance of 276.66 feet to a computed point in the centerline of Camp Creek; thence along the centerline of Camp Creek N15(degree)45'02"W a distance of 636.39 feet to a computed point; thence continuing along said creek N21(degree)22'20"W 246.03 feet to a point; thence N 12(degree)26'10"W a distance of 286.31 feet; thence continuing along said creek N20(degree)59'52"W a distance of 261.90 feet to a point on the southerly right-of-way of Georgia State Highway 400 (Variable R/W); thence along said right-of-way N46(degree)01'18"E a distance of 89.20 feet to an iron pin set; thence S88(degree)55'51"E a distance of 463.95 to an iron pin set; thence N 87(degree)21'53"E a distance of 354.22 feet to an iron pin set and the True Point of Beginning.

Said tract containing 794,530 sq. ft. or 18.240 acres.

THE ABOVE-DESCRIBED PROPERTY is shown as 18.240 acres on and is described according to plat of ALTA/ACSM survey prepared for Atlantic Financial Group, Ltd., et al., by Seaton G. Shepherd, Georgia Registered Land Surveyor No. 2136, Grant Shepherd & Associates, dated August 9, 2001, last revised August 29, 2001, which said plat of survey is incorporated herein by this reference and made a part of this description.


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TOGETHER WITH Declaration of Covenants, Conditions and Restrictions for
Windward Business Center Association recorded in Deed Book 8700, page 362, aforesaid records; with Re-Recording Declaration of Covenants, Conditions and Restrictions for Winward Business Center Associates being recorded in Deed Book 8750, page 82, aforesaid records; as amended to include subject property by Amendment recorded in Deed Book 20420, page 200, aforesaid records.